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SCHEDULE 14A INFORMATION
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WGL Holdings, Inc.

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WGL HOLDINGS, INC.
  ** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
101 CONSTITUTION AVENUE, NW
WASHINGTON, DC 20080
Shareholder Meeting to be held on 03/05/09

Proxy Materials Available
•	Notice and Proxy Statement

•	Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

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To facilitate timely delivery please make the request as instructed below on or before 02/19/09.
HOW TO VIEW MATERIALS VIA THE INTERNET

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	03/05/09
Meeting Time:	10:00 A.M. EST
For holders as of:	01/05/09

Meeting Location:

National Press Club
529 14th Street NW
Washington, DC 20045

DIRECTIONS
By Metro
*	Take Metro to Metro Center.

*	Take the 13th Street Exit, take escalator to 13th Street; you should be at the corner of 13th and G Streets.

*	Walk one block south to F Street.

*	Turn right (West) and walk one block to 14th Street

*	Turn left and walk downhill to the National Press Building lobby.

*	Enter and take the elevators to the 13th Floor
From Virginia
*	I-395 North

*	Follow signs to 14th Street Bridge; Exit to 14th St.

*	Continue north on 14th St past Washington Monument past Freedom Plaza and Pennsylvania Ave.

*	The National Press Building is in the next block, next door to the J.W. Marriott Hotel

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

From Maryland
*	Take the Baltimore-Washington Parkway south and exit at New York Ave (Route 50)

*	Follow New York Ave all the way to 14th St and turn left (south).

*	The National Press Building is at the corner of 14th and F St next to the J.W. Marriott Hotel.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” ITEMS 1 AND 2, AND “AGAINST”
ITEM 3.
1.	Elect Directors of WGL Holdings, Inc.

Nominees:

01) Michael D. Barnes	06) James F. Lafond
02) George P. Clancy, Jr.	07) Debra L. Lee
03) James H. DeGraffenreidt, Jr.	08) Terry D. McCallister
04) James W. Dyke, Jr.	09) Karen Hastie Williams
05) Melvyn J. Estrin
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as independent public accountants for fiscal year 2009.

3.	Proposal to provide for cumulative voting in the election of directors.

4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.